SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 17, 2002

                                 ELGRANDE.COM INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          Nevada                                           88-0409024
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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)



                         1132 HAMILTON STREET,SUITE 302
                         VANCOUVER, B.C., CANADA V6B 2S2
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (604)689-0808



ITEM 5.  OTHER EVENTS.

On April 5, 2002, the Company executed an agreement with FedEx Trade Networks, Inc., a FedEx Corporation (NYSE:FDX) operating company specializing in global trade services, to implement ShopEngine's on-line comprehensive domestic and international shipping and related logistics needs.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           ELGRANDE.COM, INC.


                                           By: /s/ MICHAEL F. HOLLORAN
                                           ------------------------------
                                           Michael F. Holloran
                                           President and CEO
Date: April 17, 2002